Supplement to the
Fidelity® Series All-Sector Equity Fund
April 1, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.
Ben Shuleva (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Laurie Mundt is Co-Portfolio Manager of Fidelity® Series All-Sector Equity Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2008, Ms. Mundt has worked as a research analyst and portfolio manager.
Ben Shuleva is Co-Portfolio Manager of Fidelity® Series All-Sector Equity Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Shuleva has worked as a research analyst and portfolio manager.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
DLF-PSTK-0324-124 1.882075.124	March 8, 2024